Exhibit 24.1
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ Richard E. Bross
        -------------------------------
        Richard E. Bross, Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ Mark E. Monroe
        ------------------------------
        Mark E. Monroe, President,
        Chief Executive Officer and Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ James T. Rodgers, III
        -------------------------------
        James T. Rodgers, III, Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ Simon B. Rich, Jr.
        -------------------------------
        Simon B. Rich, Jr., Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ Daniel R. Finn
        -------------------------------
        Daniel R. Finn, Jr., Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ John J. Hogan, Jr.
        -------------------------------
        John J. Hogan, Jr., Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Jeffrey A. Bonney and Kevin R. White, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign the registration statement on Form S-8 under the Securities Act of 1933 of Louis Dreyfus Natural Gas Corp. (the "Corporation") relating to 1,000,000 additional shares reserved for issuance pursuant to the Stock Option Plan of the Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     DATED this 20 day of June, 1997.





     By: /s/ James R. Paul
        -------------------------------
        James R. Paul, Director